UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 3, 2008
ANHEUSER-BUSCH COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7823	43-1162835

(State or Other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Busch Place, St. Louis, Missouri	63118

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 314-577-2000
NONE

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.3
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition
     On October 3, 2008, Registrant issued a press release regarding its Third Quarter operating results. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     As previously disclosed, the Company has approved a revised enhanced retirement program to be offered to certain salaried employees. Eligible participants who are among a group of approximately 360 key employees will be provided an enhanced severance benefit ranging from 15 months of base salary to two times the sum of base salary and target bonus, as well as continuation of benefits. Attached as Exhibit 10.3 is the Anheuser-Busch Companies, Inc. Key Employee Severance Plan for Employees Who Retire Under The Enhanced Retirement Program.
Item 8.01 Other Events.
     Anheuser-Busch International Holdings, Inc. (“ABIH”) has received a letter from the attorney representing both Grupo Modelo S.A.B. de C.V. (“Grupo Modelo”) and the Series A shareholders of Grupo Modelo. The letter notifies ABIH that Grupo Modelo and the Series A shareholders plan to file a notice of arbitration shortly with respect to the previously disclosed claims that consummation of the transaction between Anheuser-Busch Companies, Inc. (“A-B”) and InBev S.A./N.V. (“InBev”) would violate provisions of the Investment Agreement, unless consented to by them. ABIH has informed Grupo Modelo and its Series A shareholders that it believes such claims are entirely without merit, and that ABIH will vigorously contest such claims. A-B believes that the arbitration proceeding will have no impact on the completion of the transaction with InBev.

Item 9.01 Financial Statements and Exhibits.
Exhibit 10.3 — Anheuser-Busch Companies, Inc. Key Employee Severance Plan For Employees Who Retire Under The Enhanced Retirement Program
Exhibit 99.1 — Press Release issued by Registrant dated October 3, 2008, regarding Anheuser-Busch’s Third Quarter Results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC. (Registrant)
BY:	/s/ John F. Kelly
John F. Kelly
Vice President and Controller

October 3, 2008
        (Date)

EXHIBIT INDEX

Exhibit No.	Description

10.3	Anheuser-Busch Companies, Inc. Key Employee Severance Plan For Employees Who Retire Under The Enhanced Retirement Program

99.1	Press release issued by Registrant dated October 3, 2008, regarding Anheuser-Busch’s Third Quarter Results.